BLACKROCK ETF TRUST II

iShares Large Cap Moderate Buffer ETF

iShares Large Cap Deep Buffer ETF

(each, a “Fund” and together, the “Funds”)

Supplement dated August 6, 2024 to each Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated November 28, 2023, as supplemented to date

Effective October 10, 2024, the following changes are made to the Summary Prospectus, Prospectus and SAI of each Fund:

With respect to iShares Large Cap Moderate Buffer ETF, the first paragraph of the section of the Summary Prospectus entitled “Principal Investment Strategies”, the first paragraph of the section of the Prospectus entitled “Fund Overview of iShares Large Cap Moderate Buffer ETF—Principal Investment Strategies”, the first paragraph of the section of the Prospectus entitled “More Information About the Funds—Additional Information on Principal Investment Strategies—Moderate Buffer ETF” and the first paragraph of the section of the SAI entitled “Investment Strategies and Risks—Moderate Buffer ETF” are deleted in their entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies or instruments with similar economic characteristics. For purposes of the Fund’s 80% policy, “large capitalization companies” are those within the range of capitalizations of the Underlying ETF’s Index (as defined below). Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for purposes of the Fund’s 80% policy. The Fund seeks to employ a targeted outcome strategy that provides exposure to the share price return of the Underlying ETF up to an approximate upside limit (the “Approximate Cap”), while seeking to provide downside protection against approximately the first 5% of Underlying ETF losses (the “Approximate Buffer”) and lower volatility over each calendar quarter, or Hedge Period (as defined below). The Fund principally buys and sells shares of the Underlying ETF and customized call and put equity or index exchange-traded options contracts that reference the Underlying ETF, referred to as FLexible EXchange Options (“FLEX Options”), as well as other listed options that reference the price performance of the Underlying ETF, the Underlying ETF’s Index, or ETFs that replicate the Underlying ETF’s Index (collectively, “exchange-traded options”).

With respect to iShares Large Cap Deep Buffer ETF, the first paragraph of the section of the Summary Prospectus entitled “Principal Investment Strategies”, the first paragraph of the section of the Summary Prospectus entitled “Fund Overview of iShares Large Cap Deep Buffer ETF—Principal Investment Strategies”, the first paragraph of the section of the Prospectus entitled “More Information About the Funds—Additional Information on Principal Investment Strategies—Deep Buffer ETF” and the first paragraph of the section of the SAI entitled “Investment Strategies and Risks—Deep Buffer ETF” are deleted in their entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies or instruments with similar economic characteristics. For purposes of the Fund’s 80% policy, “large capitalization companies” are those within the range of capitalizations of the Underlying ETF’s Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for purposes of the Fund’s 80% policy. The Fund seeks to employ a targeted outcome strategy that provides exposure to the share price return of the Underlying ETF up to the Approximate Cap, while seeking to provide an Approximate Buffer against Underlying ETF losses between approximately 5% to 20% and lower volatility over each calendar quarter, or Hedge Period (as defined below). The Fund principally buys and sells shares of the Underlying ETF and customized call and put equity or index exchange-traded options contracts that reference the Underlying ETF, referred to as FLEX Options, as well as other listed options that reference the price performance of the Underlying ETF, the Underlying ETF’s Index, ETFs that replicate the Underlying ETF’s Index (collectively, “exchange-traded options”).

The second paragraph of the section of the Prospectus entitled “More Information About the Funds” is deleted in its entirety and replaced with the following:

Each Fund is not an index fund and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage each Fund’s portfolio in accordance with the Fund’s investment objective.

The ninth paragraph of the section of the SAI entitled “Investment Advisory, Administrative and Distribution Services—Investment Adviser” is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

PR2SAI-BUFF-0824SUP